Exhibit 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Bruce Colwill, the Chief Financial Officer of InMed Pharmaceuticals Inc. (the “Company”), hereby certify that, to my knowledge:

1. The Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 16, 2020

/s/ Bruce Colwill
Name: Bruce Colwill
Title: Chief Financial Officer